Exhibit 10.2


                                    AMENDMENT


METASYN INC.("METASYN") and SUMITOMO CORPORATION ("SUMITOMO") hereby agree that the parties shall amend the Article 8.2 of the AGENCY AGREEMENT dated on 13th of March, 1992 (the "Original Agreement") as follows:

l. Amendment
         Article 8 of the Original Agreement is amended by modifying paragraph 2 to read as follows :

               Notwithstanding the provisions of the preceeding article 8.1, in case by the end of March, 1994 Company enters into Arrangements for blood pool MRI agent with any Partner pursuant to which Companv would be entitled to receive more than [ ]* within one
               (l) year from the date of conclusion of an agreement for such Arrangements, Company shall pay a commission of [ ]* of [ ]* and [ ]* and [ ]* of [ ]* received by Company under such Arrangements.

2. Effect of Amendment
         The amendments to the Orinial Agreement hereby made shall become effective from June 26, 1992 ,and be applied to all transactions made or to be made on or after such date. Except as specificaily provided herein, the Original Agreement, as amended hereby, remains in full force and effect, and each refernce to "hereby","hereof" and words of similar import shall refer to the Original Agreement as amended hereby.

3. Definitions
         All terms used herein, except as defined herein, shall have the meanings ascribed in the Original Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.


METASYN INC.                                SUMITOMO CORPORATION
BY:/s/ Randall B. Lauffer                       By/s/ T. Yoshikawa
   -------------------------                    ------------------------------
Name:  Randall B. Lauffer                       Name: T.Yoshikawa
Title: Chairman and CEO                         Title: Assistant to
                                                         General Manager
                                                         New Drug & Biochem.
                                                         Development Dept.
Date:  June 26, 1992                            Date: June 23


*Confidential information omitted and filed with the Commission